Exhibit 99.1

TNS, Inc. Investor Presentation March 2010 Henry Graham Dennis Randolph Chief Executive Officer Chief Financial Officer

2 Forward Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements. The Company has attempted, whenever possible, to identify these forward-looking statements using words such as “may,” “will,” “should,” “projects,” “estimates,” “expects,” “plans,” “intends,” “anticipates,” “believes,” and variations of these words and similar expressions. Similarly, statements herein that describe the Company’s business strategy, prospects, opportunities, outlook, objectives, plans, intentions or goals are also forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the Company’s reliance upon a small number of customers for a significant portion of its revenue; competitive factors such as pricing pressures; uncertainties related to the updated international tax planning strategy; the Company’s ability to grow its business domestically and internationally by generating greater transaction volumes, acquiring new customers or developing new service offerings; fluctuations in the Company’s quarterly results because of the seasonal nature of the business and other factors outside of the Company’s control, including fluctuations in foreign exchange rates and the continuing impact of the current economic recession; the Company’s ability to identify, execute or effectively integrate acquisitions, including the acquisition of the Communications Services Group from VeriSign, Inc.; increases in the prices charged by telecommunication providers for services used by the Company; the Company’s ability to adapt to changing technology; additional costs related to compliance with the Sarbanes-Oxley Act of 2002; any revised New York Stock Exchange listing standards, Securities and Exchange Commission (SEC) rule changes or other corporate governance issues; and other risk factors described in the Company’s annual report on Form 10-K dated March 16, 2009 as filed with the SEC. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to March 10, 2010.

3 TNS Investment Thesis Gold standard of value-added secure connectivity Secure networks enable businesses, people, markets to connect, transact, trade Leveraged model serves three distinct addressable growth markets Advanced solutions customized for global institutions and small businesses Focus on continuous innovation Strategic, accretive CSG Acquisition scales telecom division Integration underway, expected to take 12-18 months Strong track record of execution Managing well in current environment by controlling costs and selectively investing in services suite, customers and geographic penetration 95%+ recurring revenue, strong margins, growing operating cash flow

4 TNS Divisions: Payments Value Chain

5 TNS Divisions: Payments Division (38.1% of Q4:09 Revenues) Drivers: Accelerating card adoption Shift to broadband from leased lines Cross-border acquiring New geographies and customers (Wireless - fixed/mobile) Payment gateway services ATM processing Value-added POS/ATM services Payments Historical Revenue Recurring revenue model - Transaction-based and monthly fee Enables the communication of transaction data between the payment processor and POS terminal or ATM Protocol conversion Message conversion Offers connections to payment processors through a variety of access methods: Dial-up – Wireless Dedicated – Broadband Markets the Company’s data communication services directly to payment processors around the world $179.3 $213.3 $206.5 $196.8 ($ in millions) 2009 foreign currency impact = $13.6 million $82.8 $81.2 $74.5 $76.1 $96.5 $125.3 $138.8 $120.8 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2006 2007 2008 2009 North America International

6 TNS Divisions: Financial Services Division (FSD)

7 TNS Divisions: Financial Services Division (Global) (12.2% of Q4:09 Revenues) ($ in millions) Logical Virtual Connections CAGR: 4.5% Customer Endpoints (Global) Customer Endpoint CAGR: 15.0% FSD Historical Revenue Addresses the data and voice communications requirements of the financial services industry Secure Trading Extranet - links financial service companies through IP network for electronic trading (“FIX”) and the exchange of market data Currently services over 625 financial service companies Highly visible, recurring revenue business Fixed monthly fee model based on connections and endpoints Highly valued “community of interest” Drivers: Accelerating demand in Asia/Pacific region Higher bandwidth for data needs continues New asset classes – foreign exchange Global exchange connectivity Demand for low latency direct access Standardizing electronic communication protocols $44.8 $63.6 $54.5 $65.2 CAGR: 13.3% 2009 foreign currency impact = $1.7 million 1,670 1,456 1,278 1,098 $39,641 $43,681 $42,645 $40,800 1,000 1,200 1,400 1,600 1,800 2006 2007 2008 2009 $0 $10,000 $20,000 $30,000 $40,000 $50,000 Customer Endpoints Revenue/Endpoint $35.1 $40.9 $45.9 $47.7 $9.7 $13.6 $17.7 $17.5 $0.0 $15.0 $30.0 $45.0 $60.0 $75.0 2006 2007 2008 2009 North America International

8 TNS Divisions: Telecommunication Services Division (TSD)

9 Provides other database access services including: Calling Name Delivery Databases Validation and Fraud Control Line Information Databases VoIP Peering Revenue Model - Fixed monthly fee for call-signaling services, per-query fees for database access and validation services Bundled service offering on a fixed fee per subscriber basis to cable multi-service operators (“MSOs”) Competitive differentiation: Differentiated service suite Network reliability and cost-efficiency Superior support and service TNS Divisions: TSD (49.8% of Q4:09 Revenues) TSD Historical Revenue ($ in millions) Outsourced telecommunications services for call signaling and database access services - Operates one of the largest unaffiliated SS7 networks in the US Drivers – telecom industry dynamics Significant number of consolidating legacy voice providers Introduction of new competitive voice service offerings Influx of VoIP providers and services $212.7 $67.1 $64.5 $62.1 $0 $50 $100 $150 $200 2006 2007 2008 2009 `

TSD: Communication Services Group Acquisition

Enabling the world to transact

- Transaction closed May 1, 2009
  - $226.2 million total cash consideration, subject to post-closing working capital adjustment.
  - Funded through new $230 million Term Loan Facility
  - ~330 staff in Olympia, WA, Overland Park, KS, Tampa, FL, Dulles, VA and other U.S. locations
- Scales TSD - strategic, financial, operational, and technological fit
- With CSG, TNS:
  - Reinforces status as premier provider of SS7 network services
  - Becomes leading provider of intelligent database services including caller ID
  - Enters wireless roaming and clearing services market
  - Gains ~700+ industry leading customers, with little overlap
  - Strengthens competitive positioning
  - Gains talented, complementary product development capability
  - Augments high recurring revenue, cash generating business model
- Transaction immediately, materially accretive to earnings

TNS
Transaction Network Services

10

11 TSD Strategic Drivers Consolidation Price competition, industry consolidation, vertical integration of downstream providers impacted revenues 2009-2011 – addressable market expanding Growth of cable and VoIP vertical into telecom space TNS is now premier alternative to large roaming and clearing competitor 2011 and beyond – new solutions Opportunity to cross-sell to other divisions Global roaming/clearing opportunity Non-traditional inter-carrier connectivity Invest in TSD - drive synergies Grow in current markets Alternative telephony – gain competitive share Roaming/clearing – premier alternative to large competitor Invest in product development Align/cross-sell POS and TSD services Expand roaming/clearing globally Develop new cost-saving solutions One-to-many IP-based switching solutions ENUM connectivity Robust SS7 network services Partnered to provide outsourced alternative CNAM solution Leveraged bundled service offerings to alternative telephony providers TNS Strategy

 Phase III – Integration Update Dulles CSG employees moved to Reston Evaluate network integration plans Underway People / Systems Integration Technology Consolidation Planning/Underway Products Integration Network Migration Planning/Underway 12 Phase II – Transition Complete Moved key business functions to TNS Built network connectivity between all offices Established teams responsible for integration tasks CSG Integration Update Phase I – Closing Complete First Three Months Next Steps Total – 12-18 Months Heavy Customer Contact

13 TNS’ Divisions – Leveraged Model of Multiple Protocols on Common Backbone Multiple data protocols optimized over common backbone IP (POS, FSD, TSD, ISD) SS7 (POS, TSD) X.25 (ISD, POS) Offer customers variety of access methods (IP, DSL, Wireless, Dial, Dedicated) Private, secure, reliable and fast TNS IP Network LEC billing platform ILECs CLECs SMS offload Customers IXCs CLECs Wireless carriers Calling card providers International providers TSD SS7 Network IP, DSL, Wireless, Dial, Dedicated Merchant Processor

14 Why We Win Division Primary Competitors TNS’ Competitive Advantages Payments AT&T, Verizon Business, Local country telecom incumbents, HBNet, APRIVA, Cybera Global network for cross-border data transport Dedication to data transport offerings Network reliability, speed and value-adds Superior support and service TSD AT&T, Syniverse, Verizon Business, TargusInfo, Qwest, Embarq Differentiated service suite, largest authoritative CNAM Network reliability and cost-efficiency Superior support and service FSD AT&T, Bloomberg, Radianz, Reuters, SAVVIS, Thomson Secure and discrete service offerings Broad access and rapid deployment Superior support and service TNS: Unique Position; Superior Value/Service Proposition

15 Solutions Suite Innovation TNS Growth Strategy Within North America, Europe, and the Asia-Pacific region Hub and spoke strategy offers organic growth and best use of resources and capital Sell, Service, Manage Win greater share of existing customer spend Further penetrate new customer types Sell to new customers with stronger service levels Focus on profitability Partner with customers to better understand needs Develop new IP-based solutions for all divisions Focus on global applicability New acquisition criteria: • Improve/broaden suite • Leverage core network • Expand geographic reach • Accretive to adjusted EPS Focus on Key Geographies Strategic Acquisitions

16 TNS’ Financials Financial Measures In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, in this presentation, the company presents EBITDA before stock compensation expense, adjusted earnings and adjusted earnings per share, which are non-GAAP measures. EBITDA is determined by taking income from operations and adding back certain non-cash items, including amortization of intangible assets, depreciation and amortization of property and equipment and stock compensation expense. Adjusted earnings is determined by taking pretax income or loss after equity in net loss of unconsolidated affiliates and adding back certain non-cash items, including amortization of intangible assets, stock compensation expense and the write-off of debt issuance costs, and the result is tax effected at a 20% rate (2007:38%). The company believes that these non-GAAP measures, viewed in addition to and not in lieu of the company’s reported GAAP results, provide useful information to investors because these metrics provide a more focused measure of operating results. These metrics are an integral part of the company’s internal reporting to measure operations of the company and the performance of senior management. A reconciliation to comparable GAAP measures is available in the accompanying schedule. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies.

17 TNS Historical Financial Overview Established Track Record of Revenue Growth: Historical Divisional Breakout Global Divisional Breakout CAGR: -2.8% 43.2%* 10.8% 9.2% $325.6 $344.0 $286.2 $474.8 * 2006-2008 CAGR for TSD is 4.0% $325.6 $344.0 $286.2 $474.8 2009 foreign currency impact = $15.3 million CAGR: 3.2% 43.2%* 13.3% 2006 2007 2008 2009 POS TSD FSD ISD 2006 2007 2008 2009 Payments TSD FSD

18 TNS Historical Financial Overview (1) EBITDA and Adjusted Earnings are non-GAAP measures. EBITDA and Adjusted Earnings exclude certain non-recurring charges and benefits previously disclosed. Consistent and Growing EBITDA and Earnings generation EBITDA Adjusted Earnings CAGR 44.8% EBITDA Margin $62.5 $74.7 $85.9 $127.3 26.8% 25.0% 22.9% 21.8% 2006 2007 2008 2009 $18.8 $25.2 $40.2 $57.1 2006 2007 2008 2009

19 Q4:09 Financial Overview ($ in millions except per share amounts) 1) Non-GAAP measure. Please see Slide 24 for reconciliation to comparable GAAP measures. 2) Included in fourth quarter 2008 results are $0.5 million in pre-tax severance charges. Excluding severance charges, fourth quarter 2008 EBITDA would have been $21.5 million and adjusted earnings would have been $10.6 million or $0.42 per share. International Services Division $ 38.9 $ 35.0 11.0% Financial Services Division 11.5 11.8 (2.4)% Telecommunication Services Division 68.4 16.0 NM Point-of-Sale Division 18.7 18.2 2.5% Total Revenue $137.5 $81.1 69.6% Gross Profit $73.0 $42.9 70.4% Gross Margin 53.1% 52.9% 20BP EBITDA Before Stock Comp Expense(1)(2) $39.3 $21.0 86.8% Adjusted Earnings(1)(2) $18.4 $10.2 80.4% Adjusted Earnings per Share—Diluted(1)(2) $0.69 $0.40 73.6%

20 Balance Sheet Highlights Amounts in millions Cash and Cash Equivalents $32.5 $38.9 Total Current Assets $156.7 $120.5 Current Ratio 1.27x 1.59x Net Property and Equipment $125.6 $58.8 Total Assets $600.0 $361.9 Current and Long-Term Debt, net (1) $369.7 $178.5 Stockholders’ Equity $121.3 $102.8 Total Debt/Capitalization 75.4% 63.5% Total Liabilities and Equity $600.0 $361.9 Common Shares Outstanding 25.8 25.1 Actual 12/31/09 12/31/08 Current and long-term debt shown is net of the unamortized portion of the Original Issue Discount of $4.7million. Gross debt outstanding at December 31 2009 is $374.4 million.

21 Foreign Currency Exposure for Quarter Ended 12/31/09 Q4 2009 Q4 2008 % Change GBP 1.63 1.56 5% EUR 1.48 1.31 13% AUD 0.91 0.67 36% Q4 2009 Foreign Currency Breakout - ISD Revenue OTHER 6% AUD 19% EURO 32% GBP 43% EURO 29% AUD 17% OTHER 9% GBP 45%

22 Major Areas of Synergy Estimated Synergies Network Consolidation Database Consolidation Operational Efficiencies Optimize combined SS7 design Reduce interconnections to other networks Augment capacity where needed 8XX database LNP database CNAM database - Replace external provider Optimize vendor spend Evaluate processes - Consolidate platforms FY 2009 $1 mm pretax $0.03 P/S FY 2010 $5-$6 mm pretax $0.15-$0.18 P/S FY 2011 $2-$3 mm pretax $0.06-$0.09 P/S Total Estimated Run-Rate Synergies of $0.24-$0.30 Per Share Full Run Rate to be Achieved by Q4 2010

23 2010 Outlook 2010 2009 % Chg Total Revenue $550-$566 $475 16% - 19% Adjusted Earnings(1)(2) $75 - $81 $57.1 32% - 42% Adjusted EPS – Diluted (1)(2) $2.80 - $3.00 $2.21 27% - 36% Diluted Shares Outstanding 26.9 25.9 4% Q1:10 Q1:09 % Chg Total Revenue $127.5- $130.5 $75.3 69% - 73% Adjusted Earnings(1) $14.3 - $15.6 $7.3 96% - 114% Adjusted EPS – Diluted (1) $0.53 - $0.58 $0.29 83% - 100% Diluted Shares Outstanding 26.9 25.2 7% 1) Non-GAAP measure. Please see Slide 24 for reconciliation to comparable GAAP measures. 2) Excluded from expenses in 2009 is a $1.6 million pre-tax charge, or $0.05 per share, for CSG acquisition costs expensed in accordance with the provisions of FASB ASC 805, Business Combinations and a $1.7 million pre-tax charge, or $0.06 per share, related to severance.

Reconciliation of Non-GAAP Information TNS, Inc. Condensed Consolidated Statements of Operations (In thousands, except for share and per share amounts) (Unaudited) Three Months Ended Year Ended December 31, December 31, December 31, December 31, 2009 2008 2009 2008 Revenues $ 137,495 $ 81,088 $ 474,817 $ 343,991 Operating expenses: Cost of network services 64,453 38,217 224,497 162,423 Engineering and development 10,413 7,029 36,268 29,149 Selling, general, and administrative 26,279 16,740 100,588 78,104 Depreciation and amortization of property and equipment 9,405 7,085 32,247 25,286 Amortization of intangible assets 9,494 7,407 32,353 25,734 Total operating expenses(1,2,3) 120,044 76,478 425,953 320,695 Income from operations 17,451 4,610 48,864 23,296 Interest expense (4,5) (33,732) (2,138) (58,553) (10,868) Other income (expense) 599 1,050 968 468 Income before income taxes, and equity in net loss of unconsolidated affiliates (15,682) 3,522 (8,721) 12,895 Income tax benefit (provision) 10,026 (4,448) 6,777 (9,214) Equity in net loss of unconsolidated affiliates (35) (108) (115) (201) Net (loss) income $ (5,691) $ (1,034) $ (2,059) $ 3,480 Basic and diluted earnings per share: Basic net income per common share $ (0.22) $ (0.04) $ (0.08) $ 0.14 Diluted net income per common share $ (0.22) $ (0.04) $ (0.08) $ 0.14 Basic weighted average common shares outstanding 25,768,694 25,048,787 25,402,506 24,763,299 Diluted weighted average common shares outstanding 25,768,694 25,048,787 25,402,506 25,191,521 FOOTNOTES: (1) Included in operating expenses for the fourth quarter of 2008 are pre-tax severance charges of $0.5 million, or ($0.01) per share. Included in operating expenses for the full year 2008 and 2009 are pre-tax severance charges of $1.7 million, or ($0.05) per share and $1.2 million, or ($0.04) per share, respectively. (2) Included in operating expenses the full year 2009 is a pre-tax charge of $1.6 million, or ($0.04) per share, relating to professional fees for the CSG acquisition, which were expensed in accordance with FASB ASC 805, Business Combinations. (3) Included in operating expenses for the full year 2008 is a benefit related to the settlement of a sales tax liability of $0.9 million, or $0.03 per share. (4) Included in interest expense for the fourth quarter 2009 was a $21.9 million pre-tax charge, or ($0.51) per share, write off of deferred finance fees and $3.3 million, or ($0.08) per share, related to the May 2009 Credit Facility, following the closing of the November 2009 Credit Facility. (5) Included in interest expense for the full year 2009 was a $23.6 million pre-tax charge, or ($0.56) per share, write off of deferred finance fees on the 2007 Credit Facility and the May 2009 Credit Facility following the closing of the November 2009 Credit Facility. Also included for the full year 2009 was a $3.3 million, or ($0.07) per share, term loan call premium in relation to the refinancing of the May 2009 Credit Facility.

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